UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number 811-04010
                                                     ---------
                                 OCM Mutual Fund
                                 ---------------
               (Exact name of registrant as specified in charter)

                               1536 Holmes Street
                           Livermore, California 94550
               (Address of principal executive offices) (Zip code)


                                Gregory M. Orrell
                         Orrell Capital Management, Inc
                               1536 Holmes Street
                           Livermore, California 94550
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802
                                                           --------------

                      Date of fiscal year end: November 30
                                               -----------
                   Date of reporting period: November 30, 2008
                                             -----------------

ITEM 1. REPORT TO STOCKHOLDERS.


                                     [LOGO]
                                  OCM GOLD FUND



                                  ANNUAL REPORT
                                NOVEMBER 30, 2008

Dear Fellow Shareholder:

The upheaval in the global financial markets over the past year is a generational event with a profound impact on the future price of gold, in our opinion. While gold briefly rose above $1,000/oz in March at the time of the Bear Stearns rescue, gold prices did not sustain levels that would appear to be commensurate with the stress in the global financial system as deleveraging by hedge funds and others led to a rush for liquidity to sell paper gold contracts and gold shares. This is not to say there was not demand for gold, quite the contrary. Robust investor demand for refined gold products of coins and bars has led to a scarcity of product, high premiums, and refineries working over time to meet demand. The discrepancy in high demand for physical metal and the failure of gold prices to move higher versus the dollar may seem puzzling but the amount of physical gold outstanding is a fraction of the amount of gold represented by paper gold contracts traded on commodity exchanges and over the counter. It would not seem inconceivable to us that at some point there will be a call on the paper contracts as investors decide to own physical gold rather than a derivative. The failure of gold and gold shares to move higher, while disappointing, is similar to previous liquidity crunches, such as the 1930's, where all asset classes declined before gold buying became a factor. In our opinion, the rush to own short-term U.S. Treasuries is part of the process of elimination that will ultimately lead gold to being the asset of choice as investors take heed to the inherent risks of owning U.S. government liabilities.

The gold price traded in a range of $713/oz to $1,023/oz in 2008 (London), closing the year at $865/oz, up 3.50% from the prior year-end London close. While gold was one of the few asset classes to post a gain for the year, gold shares suffered under the tsunami of asset liquidation with your Fund closing the calendar year down 26.56% (-29.87% after max sales load) compared to a 27.75% decline in the Philadelphia Gold & Silver Share Index ("XAU"). For the fiscal period covered in this report ending November 30, 2008, your Fund declined 38.55% (-41.30% after max. sales load) versus a 39.97% drop in the XAU. Although your Fund slightly outpaced the XAU, your Fund's performance was adversely impacted by its holdings in small cap exploration and development companies which suffered significantly larger declines than the major producers.

MARKET COMMENTARY

In our opinion, years of excess credit creation led to the financial market turmoil in 2008. Aggressive investment and consumption patterns are now being exposed on a global basis. The resulting credit unwinding process has thus far claimed an impressive list of casualties, among them: AIG, the world's largest insurance company; the collapse of the Big 3 auto makers; the loss of investment banks: Bear Stearns, Lehman Brothers, and Merrill Lynch; the nationalization of Freddie Mac and Fannie Mae; the bankruptcy of Iceland. The powerful deflationary forces unleashed by global deleveraging have been met by a policy response of massive money creation in the U.S. and abroad. The Federal Reserve's balance sheet has expanded from $900 billion to $2.3 trillion since mid September. As of this writing, the U.S. Treasury is into the second tranche of $700 billion of TARP funds being used to stabilize banking institutions. The new Obama Administration is finalizing plans for an $825 billion stimulus package to help arrest the downward economic spiral. Projected U.S. Federal budget deficits of $1 trillion are apparently of little concern.

Safe haven buying of short-term U.S. government securities has driven interest rates on short dated Treasuries to zero, illustrating the extent investors are willing to "hide out" in Treasuries in order to preserve capital. This could be termed a "shoot first, ask questions later" investment approach. The knee jerk reaction historically in liquidity crises has been to rush to U.S. Treasuries because the U.S. has been the world's reserve currency. The irony is in order to preserve capital investors have rushed to U.S. government securities at a time when the creditworthiness of the U.S. is being compromised by its aggressive fiscal and monetary policies.

Additionally, investors should take note of past writings of Federal Reserve Chairman Bernanke's understanding of unconventional monetary policy to solve deflationary death spirals like that experienced during the Great Depression. While a Fed Governor, he famously remarked in 2002 on the subject of deflation, "Like gold, U.S. dollars have value only to the extent that they are strictly limited in supply. But the U.S. government has a technology, called a printing press (or, today, its electronic equivalent), that allows it to produce as many U.S. dollars as it wishes at essentially no cost. By increasing the number of U.S. dollars in circulation, or even by credibly threatening to do so, the U.S. government can also reduce the value of a dollar in terms of goods and services, which is equivalent to raising the prices in dollars of those goods and services. We conclude that, under a paper-money system, a determined government can always generate higher spending and hence positive inflation." The expansion of the Federal Reserve's balance sheet confirms Bernanke has resorted to the printing press in order to combat deflationary forces and to devalue the dollar.

In order for Bernanke's monetary policy to succeed in arresting the downward economic spiral, expectation of currency debasement by the financial markets must become widespread, where a dollar today will be worth less tomorrow. This thinking will release the fearful hoarding of dollars and increase the turnover or velocity of the money supply. A rising gold price, in our opinion, will signal the policy's success. If we look back at the Great Depression, it wasn't until President Roosevelt devalued the dollar 75% in 1933 by marking gold up from $20.67/oz to $35 that economic conditions stabilized. Our expectation is for the dollar to experience a similar devaluation versus gold in the current crisis.

                             U.S. MONEY SUPPLY M-1

 [The following table was represented as a line chart in the printed material.]

                     DATE                          VALUE
                  1984-02-15                      180.455
                  1985-02-13                      191.190
                  1986-02-12                      206.707
                  1987-02-11                      230.683
                  1988-02-10                      246.664
                  1989-02-08                      261.558
                  1990-02-07                      273.232
                  1991-02-20                      307.066
                  1992-02-19                      331.441
                  1993-02-17                      367.905
                  1994-02-16                      409.372
                  1995-02-15                      434.473
                  1996-02-14                      451.081
                  1997-02-12                      478.756
                  1998-02-11                      509.090
                  1999-02-10                      547.147
                  2000-02-09                      600.054
                  2001-02-07                      614.828
                  2002-02-20                      679.327
                  2003-02-19                      725.537
                  2004-02-18                      759.612
                  2005-02-16                      794.719
                  2006-02-15                      826.558
                  2007-02-14                      840.719
                  2008-02-13                      850.213
                  2009-01-14                     1773.924

Source: St. Louis Federal Reserve

Presently rapid money creation is being offset by asset depreciation and write-offs. Further monetary and fiscal stimulus seems likely at historically high rates and may even accelerate if economic conditions continue to deteriorate. So far the Federal Reserve has created more new money over the past three months than it has in the past 40 years combined. Therefore, we believe the seeds for an inflation of historic proportions have been sown once economic conditions stabilize.

Lessons from Germany in the 1920's may not be entirely analogous but it underscores the fact that all paper currencies historically end up worthless. The root of Germany's inflation problems began with the issuance of significant money into the system, similar to what is currently taking place in the U.S. An illustration of what happened to the price of gold in German Marks as the fiat currency became worthless is below.

                 ONE OUNCE OF GOLD IN
                    GERMAN MARKETS
                 --------------------
January 1919                     170
September 1919                   499
January 1920                   1,340
September 1920                 1,201
January 1921                   1,349
September 1921                 2,175
January 1922                   3,976
September 1922                30,381
January 1923                 372,477
September 1923           269,439,000
Oct 2, 1923            6,631,749,000
Oct 9, 1923           24,868,950,000
Oct 16, 1923          84,969,072,000
Oct 23, 1923       1,160,552,882,000
Oct 30, 1923       1,347,070,000,000
Nov 5, 1923        8,700,000,000,000
Nov 30, 1923      87,000,000,000,000

Source: CIBC World Markets

INVESTMENT STRATEGY

The liquidation of hedge fund positions in gold shares last year sent the gold shares trading to their lowest relative value versus gold in over 25 years as measured by the Gold/XAU ratio (see chart). Meanwhile, the fundamentals for the gold miners improved dramatically over the past six months with the decline in local currencies, fuel prices, and other consumables helping to set the stage for increased operating margins similar to what Homestake Mining and other gold miners experienced in the 30's (note: Homestake's share price increased from $70 in 1930 to over $500 in 1935). Companies needing financing, especially junior gold produces and exploration and development companies, have seen their share prices suffer disproportionally as the market steers clear of companies that need to access the capital markets. This has led to an opportunity for mining companies with cash to purchase assets at distressed prices in order to replace reserves and grow production on a per share basis.

Your Fund's investment approach is to own major gold producers, intermediate/mid-tier gold producers, junior gold producers, and exploration and development companies. With historically low valuations for the gold producers versus the gold price, we have concentrated on companies with strong reserve bases and clean balance sheets in the current environment. Additionally, we have refocused the allocation to exploration and development companies to those with known gold resources and cash in the bank. For the most part, we are shying away from grass roots exploration companies unless the situation is compelling.

                                GOLD / XAU RATIO

 [The following table was represented as a line chart in the printed material.]

             Dec-83         3.473884         388.03         111.7
             Dec-84         4.208005         319.56         75.94
             Dec-85         3.947606         321.61         81.47
             Dec-86         5.066718         390.80         77.13
             Dec-87         4.508502         486.74        107.96
             Dec-88         4.781149         418.92         87.62
             Dec-89         3.427554         409.25         119.4
             Dec-90         3.923633         377.69         96.26
             Dec-91         4.570024         361.08         79.01
             Dec-92          4.78227         334.81         70.01
             Dec-93          2.88615         383.63        132.92
             Dec-94         3.506823         379.26        108.15
             Dec-95         3.178635         387.35        121.86
             Dec-96         3.157172         368.95        116.86
             Dec-97         3.892508         288.59         74.14
             Dec-98          4.51236         291.68         64.64
             Dec-99         4.175666         283.07         67.79
             Dec-00         5.286271         271.45         51.35
             Dec-01         5.070718         275.85          54.4
             Dec-02         4.357042         331.92         76.18
             Dec-03         3.729875         406.11        108.88
             Dec-04          4.51654         442.08         97.88
             Dec-05         3.894764         510.10        130.97
             Dec-06         4.401527         629.42           143
             Dec-07          4.63315         803.20        173.36
             Dec-08         8.514618         865.00        101.59

Source: Bloomberg

CONCLUSION

It is our belief a commitment to owning gold and gold shares as a vital component of capital preservation is more important than ever. Gold's monetary attributes are in the process of becoming more widely appreciated by a new generation as owned assets (gold) are preferred over someone else's liabilities (debt and fiat currencies). With policy makers taking lessons from the 30's, the willingness of investors to own U.S. government securities as a safe haven in a period of rapid money creation is limited, in our view. Timing when gold and gold shares will reflect the ongoing currency debasement is obviously difficult; however, we do believe the bulk of the panic hedge fund selling that affected all market values has abated.

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to meeting the investment objective of preserving your purchasing power. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For question regarding your account, please contact Shareholder Service at 1-800-628-9403.

Sincerely,

/s/ Gregory M. Orrell

Gregory M. Orrell
Portfolio Manager
January 23, 2009

                                  OCM GOLD FUND
                   Schedule of Investments - November 30, 2008

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS 87.2%
MAJOR GOLD PRODUCERS 45.7%
   175,000   AngloGold Ashanti Ltd. ADR ........................   $  3,736,250
    75,000   Barrick Gold Corp. ................................      2,209,500
    10,000   Freeport-McMoRan Copper & Gold, Inc. ..............        239,900
   270,000   Gold Fields Ltd. ADR ..............................      2,219,400
   585,050   Goldcorp, Inc. ....................................     15,778,799
   100,000   Harmony Gold Mining Co., Ltd. ADR* ................        864,000
   430,680   Kinross Gold Corp. ................................      6,352,530
    32,200   Lihir Gold Ltd. ADR* ..............................        488,474
   107,333   Lihir Gold Ltd.* ..................................        153,772
   116,500   Newmont Mining Corp. ..............................      3,920,225
                                                                   ------------
                                                                     35,962,850
                                                                   ------------
INTERMEDIATE/MID-TIER GOLD PRODUCERS 27.3%
   161,860   Agnico-Eagle Mines Ltd. ...........................      6,095,648
   650,000   Centerra Gold, Inc.* ..............................      1,319,691
   430,000   Eldorado Gold Corp.* ..............................      2,451,000
   504,800   IAMGOLD Corp. .....................................      2,372,560
   500,000   OZ Minerals Ltd. ..................................        179,083
   140,000   Randgold Resources Ltd. ADR .......................      5,352,200
   634,750   Yamana Gold, Inc. .................................      3,687,898
                                                                   ------------
                                                                     21,458,080
                                                                   ------------
JUNIOR GOLD PRODUCERS 5.2%
   250,000   Aurizon Mines Ltd.* ...............................        562,500
   400,000   Capstone Mining Corp.* ............................        325,491
   291,200   Claude Resources, Inc.* ...........................         76,249
    50,000   Jaguar Mining, Inc.* ..............................        128,908
   300,000   Red Back Mining, Inc.* ............................      1,508,218
   665,500   San Gold Corp.* ...................................        568,345
   283,333   Sino Gold Mining Ltd.* ............................        667,925
   200,000   Western Goldfields, Inc.* .........................        272,000
                                                                   ------------
                                                                      4,109,636
                                                                   ------------
EXPLORATION AND DEVELOPMENT COMPANIES 3.6%
   375,000   Amazon Mining Holding PLC* ........................         39,276
   187,500   Anatolia Minerals Development Ltd.* ...............        158,617
    58,200   Aquiline Resources, Inc.* .........................         67,053
   400,000   Argentex Mining Corp.* ............................         68,000
   218,000   B2Gold Corp.* .....................................         72,011
   700,000   Brazauro Resources Corp.* .........................         90,235
   126,707   DOT Resources Ltd.* ...............................          1,531
   500,000   Evolving Gold Corp.* ..............................         92,652
   215,600   Geologix Explorations, Inc.* ......................         60,796
   829,500   Grayd Resource Corp.* .............................        233,907
   250,000   Great Basin Gold Ltd* .............................        215,000
   100,000   Guyana Goldfields, Inc.* ..........................         80,567
   300,000   MAG Silver Corp.* .................................      1,428,456
   120,000   Pediment Exploration Ltd.* ........................         49,307
   200,000   Radius Gold, Inc.* ................................          9,668
   300,000   Sabina Silver Corp.* ..............................        106,349
   144,500   Sinchao Metals Corp.* .............................         11,933
   192,307   Volta Resources, Inc.* ............................         10,845
                                                                   ------------
                                                                      2,796,203
                                                                   ------------
OTHER 3.8%
   206,812   Altius Minerals Corp.* ............................        684,819
   229,200   International Royalty Corp. .......................        271,450
    50,000   Royal Gold, Inc. ..................................      2,000,000
                                                                   ------------
                                                                      2,956,269
                                                                   ------------
PRIMARY SILVER PRODUCERS 1.6%
   225,000   Fortuna Silver Mines, Inc.* .......................        114,204
    48,075   Pan American Silver Corp.* ........................        680,742
   100,000   Silver Wheaton Corp.* .............................        348,050
   359,997   Silverstone Resources Corp.* ......................        133,418
                                                                   ------------
                                                                      1,276,414
                                                                   ------------
TOTAL COMMON STOCKS
             (Cost $36,528,054) ................................     68,559,452
                                                                   ------------

                       See notes to financial statements.

OCM GOLD FUND

Shares                                                                    Value
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS 7.8%
    90,000   iShares Silver Trust* .............................   $    920,700
    65,000   SPDR Gold Trust* ..................................      5,212,350
                                                                   ------------
TOTAL EXCHANGE TRADED FUNDS
             (Cost $3,931,360) .................................      6,133,050
                                                                   ------------
WARRANTS 0.1%

   187,500   Amazon Mining Holding PLC *+# .....................             --
              Exercise Price 1.55 CAD, Exp. 11/16/2009
   200,000   Argentex Mining Corp. *+# .........................             --
              Exercise Price $1.60, Exp. 9/19/2009
   200,000   Golden Predator Mines, Inc.*+# ....................             --
              Excercise Price 3.35 CAD, Exp. 8/14/2011
   143,750   Majestic Gold Corp.*+# ............................             --
              Exercise Price 0.60 CAD, Exp. 5/3/2009
    35,000   Nevsun Resources *+# ..............................             --
              Exercise Price 10.00 CAD, Exp. 12/18/2008
    60,000   Pediment Exploration Ltd.*+# ......................             --
              Exercise Price 3.75 CAD, Exp. 11/16/2009
   150,000   San Gold Corp.*+# .................................             --
              Exercise Price 2.00 CAD, Exp. 05/28/2009
   250,000   Silver Wheaton Corp.* .............................         78,553
              Exercise Price 4.00 CAD, Exp. 8/5/2009
   100,000   Yukon-Nevada Gold Corp.* ..........................          5,237
              Exercise Price 3.00 CAD, Exp. 6/20/2012              ------------

TOTAL WARRANTS
             (Cost $37,563) ....................................         83,790
                                                                   ------------
SHORT-TERM INVESTMENT 2.7%
 2,171,089   UMB Money Market Fiduciary, 0.49% .................   $  2,171,089
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
             (Cost $2,171,089) .................................      2,171,089
                                                                   ------------
TOTAL INVESTMENTS
             (Cost $42,668,066) ........................   97.8%     76,947,381
OTHER ASSETS LESS LIABILITIES ..........................    2.2%      1,705,069
                                                                   ------------
TOTAL NET ASSETS .......................................  100.0%   $ 78,652,450
                                                                   ============

----------
ADR - American Depository Receipts.
CAD - Canadian Dollars.
*     Non-income producing security.
+ Illiquid security. Security is valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities are valued at fair value in accordance with procedures established by the Fund's Board of Trustees.

                       See notes to financial statements.

                                  OCM GOLD FUND
             Schedule of Investments - November 30, 2008 (Continued)

                        SUMMARY OF INVESTMENTS BY COUNTRY

                                                                 PERCENT OF
COUNTRY                          MARKET VALUE              INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Australia                         $   847,008                        1.1%
Canada                             48,714,736                       63.3
Jersey                              5,352,200                        6.9
New Guinea                            642,246                        0.8
South Africa                        6,819,650                        8.9
United Kingdom                         39,277                        0.1
United States (1)                  14,532,264                       18.9
--------------------------------------------------------------------------------
TOTAL                             $76,947,381                      100.0%
--------------------------------------------------------------------------------
(1) Includes short-term securities.

                       See notes to financial statements.

                                  OCM GOLD FUND
             Statement of Assets and Liabilities - November 30, 2008

ASSETS:
  Investments in unaffiliated issuers, at value (cost $42,668,066) ...................   $ 76,947,381
  Receivable for investments sold ....................................................      2,069,877
  Interest and dividends receivable ..................................................         19,188
  Receivable for fund shares sold ....................................................         23,224
  Prepaid expenses and other assets ..................................................         16,437
                                                                                         ------------
    Total assets .....................................................................     79,076,107
                                                                                         ------------
LIABILITIES:
  Payable for securities purchased ...................................................         67,178
  Payable for fund shares redeemed ...................................................         46,379
  Due to investment adviser ..........................................................         57,607
  Accrued distribution fees ..........................................................        179,377
  Accrued trustees' fees .............................................................          2,000
  Accrued expenses and other liabilities .............................................         71,116
                                                                                         ------------
    Total liabilities ................................................................        423,657
                                                                                         ------------
    Net Assets .......................................................................   $ 78,652,450
                                                                                         ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, no par value; unlimited shares authorized ...........   $ 44,364,820
  Accumulated net investment loss ....................................................        (30,164)
  Undistributed net realized gain on investments and foreign currency transactions ...         38,971
  Net unrealized appreciation on investments and foreign currency translations .......     34,278,823
                                                                                         ------------
    Net Assets .......................................................................   $ 78,652,450
                                                                                         ============
CALCULATION OF MAXIMUM OFFERING PRICE:
  Net asset value and redemption price per share .....................................   $      12.35
  Maximum sales charge (4.50% of offering price) .....................................           0.58
                                                                                         ------------
  Offering price to public ...........................................................   $      12.93
                                                                                         ------------
  Shares outstanding .................................................................      6,370,666
                                                                                         ============

                       See notes to financial statements.

                                  OCM GOLD FUND
             Statement of Operations - Year Ended November 30, 2008

INVESTMENT INCOME:
  Interest .............................................................   $     31,172
  Dividends (net of foreign withholding taxes of $46,503) ..............        478,996
                                                                           ------------
    Total investment income ............................................        510,168
                                                                           ------------
EXPENSES:
  Investment advisory fees .............................................      1,058,325
  Distribution fees ....................................................      1,057,144
  Fund administration and accounting fees ..............................        149,244
  Transfer agent fees and expenses .....................................         68,027
  Professional fees ....................................................         56,201
  Custody fees .........................................................         24,690
  Federal and state registration fees ..................................         24,216
  Reports to shareholders ..............................................         15,309
  Chief Compliance Officer fees ........................................         12,543
  Trustees' fees .......................................................          8,004
  Other expenses .......................................................          7,485
                                                                           ------------
    Total expenses .....................................................      2,481,188
                                                                           ------------
    Net investment loss ................................................     (1,971,020)
                                                                           ------------
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
  Net realized gain on investments and foreign currency transactions ...      1,699,108
  Net change in unrealized appreciation/depreciation on investments
    and foreign currency translations ..................................    (52,315,767)
                                                                           ------------
    Net loss on investments ............................................    (50,616,659)
                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................   $(52,587,679)
                                                                           ============

                       See notes to financial statements.

                                  OCM GOLD FUND
                       Statements of Changes in Net Assets

                                                                            YEAR ENDED       YEAR ENDED
                                                                              NOV. 30,         NOV. 30,
                                                                                2008             2007
                                                                           -------------    -------------
OPERATIONS:
  Net investment loss ..................................................   $  (1,971,020)   $  (1,813,932)
  Net realized gain on investments and foreign currency transactions ...       1,699,108        8,400,525
  Net change in unrealized appreciation/depreciation on investments
    and foreign currency translations ..................................     (52,315,767)      11,847,045
                                                                           -------------    -------------
  Net increase/(decrease) in net assets resulting from operations ......     (52,587,679)      18,433,638
                                                                           -------------    -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Distributions paid from net realized gains ...........................      (8,998,120)     (10,048,572)
                                                                           -------------    -------------
  Total distributions ..................................................      (8,998,120)     (10,048,572)
                                                                           -------------    -------------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares sold ........................................      18,015,280       14,220,807
  Distributions reinvested. ............................................       8,489,751        8,876,117
  Payment for shares redeemed(1) .......................................     (22,507,872)     (14,997,190)
                                                                           -------------    -------------
  Net increase in net assets from fund share transactions ..............       3,997,159        8,099,734
                                                                           -------------    -------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS ................................     (57,588,640)      16,484,800

NET ASSETS, BEGINNING OF YEAR ..........................................     136,241,090      119,756,290
                                                                           -------------    -------------
NET ASSETS, END OF YEAR ................................................   $  78,652,450    $ 136,241,090
                                                                           =============    =============
UNDISTRIBUTED NET INVESTMENT LOSS ......................................   $  (4,130,255)   $  (2,159,235)
                                                                           =============    =============
TRANSACTIONS IN SHARES:
  Shares sold ..........................................................       1,004,491          727,987
  Shares issued on reinvestment of distributions .......................         415,350          510,122
  Shares redeemed ......................................................      (1,387,479)        (758,285)
                                                                           -------------    -------------
  Net increase in shares outstanding ...................................          32,362          479,824
                                                                           =============    =============

----------
(1) Net of redemption fees of $16,193 and $2,617 for the year ended November 30, 2008, and year ended November 30, 2007, respectively.

                       See notes to financial statements.

                                  OCM GOLD FUND
                Notes to Financial Statements - November 30, 2008

NOTE 1. ORGANIZATION

      OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Fund adopted FAS 157 during fiscal 2008. Under FAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

      o     Level 1 - quoted prices in active markets for identical securities

      o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services.)

      o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.)

      The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund's assets:

VALUATION INPUTS                                     INVESTMENT IN SECURITIES
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                                     $76,947,381
Level 2 - Other Significant Observable Inputs                        --
Level 3 - Significant Unobservable Inputs                            --
Total                                                       $76,947,381

      Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the year ended November 30, 2008 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

                                  OCM GOLD FUND
          Notes to Financial Statements - November 30, 2008 (Continued)

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such fluctuations for the year ended November 30, 2008 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

      Federal Income Taxes - The Fund complies with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

      In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund's assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of November 30, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008. At November 30, 2008, the fiscal years 2005 through 2008 remain open to examination in the Fund's major tax jurisdictions.

      Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

      Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income, if any, annually and distributes net realized gains, if any, annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

      Redemption Fee - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended November 30, 2008, the Fund received $16,193 in redemption fees.

      Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

      Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      New Accounting Pronouncements - In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The Statement is effective for fiscal years and interim periods beginning after November 15, 2008 and may require enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of the Statement may have on the Fund's financial statement disclosures.

                                  OCM GOLD FUND
          Notes to Financial Statements - November 30, 2008 (Continued)

NOTE 3. INVESTMENT ADVISORY AGREEMENT

      The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

         ASSETS                                              FEE RATE
         ------------------------------------------------------------
         $0 to $50 million ................................   1.000%
         $50 million to $75 million .......................   0.875%
         $75 million to $100 million ......................   0.750%
         $100 million to $150 million .....................   0.625%
         $150 million to $250 million .....................   0.500%
         Over $250 million ................................   0.375%

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

      The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers of the Fund's shares, in any fiscal year, subject to a limit of 0.99% of average daily net assets. Fees incurred by the Fund under the Plan during the year ended November 30, 2008 are reflected in the Statement of Operations. At November 30, 2008, $179,377 of Distributions Fees were available for eligible 12b-1 expenses.

NOTE 5. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2008 were $6,576,898 and $13,743,496, respectively. There were no purchases or sales of U.S. government obligations.

NOTE 6. FEDERAL INCOME TAX INFORMATION

      At November 30, 2008, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

            Cost of investments ......................... $42,662,114
                                                          ===========
            Unrealized appreciation ..................... $42,874,084
            Unrealized depreciation .....................  (8,588,817)
                                                          -----------
            Net unrealized appreciation on investments .. $34,285,267
                                                          ===========

      The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs").

      The tax character of distributions paid during the fiscal years ended November 30, 2008 and 2007 was as follows:

                                              2008          2007
                                           ----------   -----------
            Ordinary income .............. $       --   $        --
            Net long-term capital gains ..  8,998,120    10,048,572
                                           ----------   -----------
            Total distributions .......... $8,998,120   $10,048,572
                                           ==========   ===========

                                  OCM GOLD FUND
          Notes to Financial Statements - November 30, 2008 (Continued)

As of November 30, 2008 the components of accumulated earnings on a tax basis were as follows:

        Undistributed ordinary income ...................  $         --
        Undistributed long-term gains ...................         2,363
                                                           ------------
        Tax accumulated earnings ........................         2,363
        Accumulated capital and other losses ............            --
        Unrealized appreciation on investments ..........    34,285,267
                                                           ------------
        Total accumulated earnings ......................  $ 34,287,630
                                                           ============

      On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

        Accumulated net investment loss .................  $  4,100,091
        Undistributed net realized gain on investments ..      (316,486)
        Shares of beneficial interest ...................    (3,783,605)

      These adjustments are due primarily to the net investment loss and the tax treatment of PFICs and grantor trusts.

NOTE 7. CONCENTRATION OF RISK

      Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

      As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

OCM GOLD FUND

Financial Highlights

                                                         YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
                                                            2008         2007         2006         2005         2004
                                                          --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value, beginning of year ....................   $  21.49     $  20.44     $  12.85     $  12.76     $  14.46
                                                          --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...................................      (0.31)       (0.27)       (0.29)       (0.18)       (0.18)
Net realized and unrealized gain /
  (loss) on investments and foreign
  currency transactions ...............................      (7.41)        3.06         7.88         0.69        (1.30)
                                                          --------     --------     --------     --------     --------
Total from investment operations ......................      (7.72)        2.79         7.59         0.51        (1.48)
                                                          --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................         --           --           --        (0.11)       (0.01)
Distribution from net realized gains ..................      (1.42)       (1.74)          --        (0.31)       (0.21)
                                                          --------     --------     --------     --------     --------
Total distributions ...................................      (1.42)       (1.74)          --        (0.42)       (0.22)
                                                          --------     --------     --------     --------     --------
Net asset value, end of year ..........................   $  12.35     $  21.49     $  20.44     $  12.85     $  12.76
                                                          ========     ========     ========     ========     ========
TOTAL RETURN* .........................................     (38.55)%      15.64%       59.07%        4.34%      (10.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....................   $ 78,652     $136,241     $119,756     $ 78,528     $ 80,202
Ratio of expenses to average net assets:
  Net of waivers and reimbursements ...................       1.99%        1.93%        2.07%        2.24%        2.15%
  Before waivers and reimbursements ...................       1.99%        1.93%        2.07%        2.24%        2.17%
Ratio of net investment loss to average net assets:
  Net of waivers and reimbursements ...................      (1.58)%      (1.51)%      (1.64)%      (1.51)%      (1.58)%
  Before waivers and reimbursements ...................      (1.58)%      (1.51)%      (1.64)%      (1.51)%      (1.60)%
Portfolio turnover rate ...............................          5%          11%          20%           5%          12%

----------
* Assumes no sales charge.

                       See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of OCM Gold Fund:

We have audited the accompanying statements of assets and liabilities of OCM Gold Fund (the "Fund"), including the schedule of investments, as of November 30, 2008, and the related statement of operations, the statements of changes, and the financial highlights for each of the periods indicated therein. These financial statements are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2008, the results of its operations, the changes in its net assets, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

January 27, 2009
Milwaukee, Wisconsin

                                 OCM GOLD FUND
      Expense Example - For the Period Ended November 30, 2008 (Unaudited)

      As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008 (the "period").

ACTUAL EXPENSES

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD

                                                                EXPENSES PAID
                            BEGINNING          ENDING             DURING THE
                          ACCOUNT VALUE     ACCOUNT VALUE        PERIOD ENDED
                          JUNE 1, 2008    NOVEMBER 30, 2008   NOVEMBER 30, 2008*
                          ------------    -----------------   ------------------
Actual                     $1,000.00          $ 585.60               $8.20
Hypothetical (5% return
  before expenses)          1,000.00          1,014.66               10.41

----------
* Expenses are equal to the Fund's annualized expense ratio of 2.07% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                  OCM GOLD FUND
              Investments by Sector - November 30, 2008 (Unaudited)
                          As a Percentage of Net Assets

 [The following table was represented as a pie chart in the printed material.]

Major Gold Producers                                                      45.7%
Intermediate/Mid-Tier Gold Producers                                      27.3%
Junior Gold Producers                                                      5.2%
Exploration and Development Companies                                      3.6%
Other                                                                      3.8%
Exchange Traded Funds                                                      7.8%
Primary Silver Producers                                                   1.7%
Cash and Other Assets                                                      4.9%
Net Assets                                                               100.0%

      A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2008 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

      The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                  OCM GOLD FUND
         Performance Results - Year Ended November 30, 2008 (Unaudited)
             (All performance measurements reflect the maximum sales
                      load charges for each period shown.)

      The graph below compares the change in value of a $10,000 investment in OCM Gold Fund with the S&P 500 Index and the Philadelphia Gold and Silver Index since 11/30/98.

                                  OCM GOLD FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------
                          1 year                (41.30)%
                          5 year                  0.21%
                          10 year                11.37%

                          VALUE ON 11/30/08
                          -----------------
                          OCM Gold Fund        $29,359
                          S&P 500(R) Index     $ 9,105
                          Philadelphia Gold
                           & Silver Index      $16,585

 [The following table was represented as a line chart in the printed material.]

                                                          Philadelphia
                            OCM Gold        S&P 500       Gold & Silver

            11/30/98          9,559          10,000          10,000
            11/30/99          9,117          12,090           9,621
            11/30/00          6,756          11,579           6,919
            11/30/01          9,040          10,164           7,847
            11/30/02         14,453           8,486           9,618
            11/30/03         27,754           9,766          16,915
            11/30/04         24,892          11,022          16,646
            11/30/05         25,971          11,952          18,099
            11/30/06         41,312          13,653          23,844
            11/30/07         47,774          14,708          27,630
            11/30/08         29,359           9,105          16,585

      The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

      The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

      The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                                  OCM GOLD FUND
           Annual Renewal of Investment Advisory Agreement (Unaudited)

      On October 16, 2008, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund's investment advisory agreement with Orrell Capital Management, Inc. (the "Adviser"). Prior to approving the continuation of the agreement, the Board considered:

      o the nature, extent and quality of the services provided by the Adviser
      o     the investment performance of the Fund
      o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund
      o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale
      o     the expense ratio of the Fund

      In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Trustees concluded that the Adviser was providing essential services to the Fund.

      The Trustees compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the Investment Advisory Agreement. The Trustees noted that the Fund adhered to its investment style.

      In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund and concluded that such profits were reasonable and not excessive. As part of its analysis, the Board considered the value the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund were in the range of comparable mutual funds.

      The Trustees also considered whether the Investment Advisory Agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the "breakpoints" embodied in the Investment Advisory Agreement were appropriate.

LONG TERM CAPITAL GAINS DESIGNATION (UNAUDITED)

      Pursuant to IRC 852(b)(3) of the Internal Revenue Code OCM Gold Fund hereby designates $9,048,120 as long-term capital gains distributed during the year ended November 30, 2008.

OCM GOLD FUND
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT TRUSTEES*
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     OTHER
                                                                                                                 DIRECTORSHIPS
                                                                                                                    HELD BY
                                                TERM OF OFFICE                                                     TRUSTEE OR
                                POSITION(S)     AND LENGTH OF             PRINCIPAL OCCUPATION(S)                 NOMINEE FOR
NAME, ADDRESS AND AGE          HELD WITH FUND      SERVICE                  DURING PAST 5 YEARS                     TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
JOHN L. CRARY                  Trustee          Indefinite       Since 1999 Mr. Crary has been the          Scheid Vineyards, Inc.
1536 Holmes Street,            (Chairman of     Since 2004       managing member of Crary Enterprises,
Livermore, California 94550    the Board)                        LLC, a private investment company. Since
Age 55                                                           1988 Mr. Crary has been an independent
                                                                 corporate financial advisor and private
                                                                 investor in various biotechnology,
                                                                 software and other early stage business
                                                                 ventures. Mr. Crary began his business
                                                                 career as an investment banker with E.F.
                                                                 Hutton & Company Inc.

DOUG WEBENBAUER                Trustee          Indefinite       Chief Financial Officer of M.E. Fox &      None
1536 Holmes Street,                             Since 2005       Company, Inc., a beer distributor, since
Livermore, California 94550                                      1999.
Age 48

INTERESTED TRUSTEES AND OFFICERS**
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     OTHER
                                                                                                                 DIRECTORSHIPS
                                                                                                                    HELD BY
                                                TERM OF OFFICE                                                     TRUSTEE OR
                                POSITION(S)     AND LENGTH OF             PRINCIPAL OCCUPATION(S)                 NOMINEE FOR
NAME, ADDRESS AND AGE          HELD WITH FUND      SERVICE                  DURING PAST 5 YEARS                     TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
GREGORY M. ORRELL              Trustee,         Indefinite       President of Orrell Capital Management,    None
1536 Holmes Street,            President        Since 2004       Inc. since 1991.
Livermore, California 94550
Age 47

JACKLYN A. ORRELL***           Secretary and    One year term    Secretary of Orrell Capital Management,    N/A
1536 Holmes Street,            Treasurer        Since 2004       Inc. since 1999.
Livermore, California 94550
Age 74

N. LYNN BOWLEY                 Chief            At discretion    Compliance Officer of Northern Lights      N/A
1536 Holmes Street,            Compliance       of the Board     Compliance Services, LLC (01/07 -
Livermore, California 94550    Officer          Since October    present); Vice President of Investment
Age 50                                          2008             Support Services for Mutual of Omaha
                                                                 Companies (2002 - 2006).

----------
* "Independent" trustees are trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940.
** An "interested" trustee is a trustee who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940. Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund's investment adviser.
*** Ms. Orrell is the mother of Gregory M. Orrell, the President and a trustee of the Trust.

                                  OCM Gold Fund
                                 Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the Registrant's Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that Mr. Doug Webenbauer is an audit committee financial expert serving on its audit committee and that Mr. Webenbauer is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

                           Fiscal year ended         Fiscal year ended
                           November 30, 2008         November 30, 2007
d Fees                 $0                        $0

Tax Fees
Audit-Related Fees                 $0                        $0
Tax Fees                         $4,050                    $3,860
All Other Fees                     $0                        $0

The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm's annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2008 and 2007, all of the audit and non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By: /s/ Gregory M. Orrell
    ---------------------
        Gregory M. Orrell
        President

Date: February 5, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Gregory M. Orrell
    ---------------------
        Gregory M. Orrell
        President

Date: February 5, 2009


By: /s/ Jacklyn Orrell
    ------------------
        Jacklyn Orrell
        Secretary and Treasurer

Date: February 5, 2009